UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): April 23, 2007
METROPCS COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8144 Walnut Hill Lane, Suite 800 Dallas, Texas	75231-4388
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 214-265-2550
(Former name or former address, if changed since last report): Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 24, 2007, upon consummation of the underwritten initial public offering (the “Offering”) of common stock, par value $0.0001 per share (“Common Stock”) of MetroPCS Communications, Inc. (the “Company”), the Company’s Third Amended and Restated Certificate of Incorporation (the “Restated Certificate”), as filed with the Delaware Secretary of State, became effective. On the same date, upon consummation of the Offering, the Company’s Third Amended and Restated Bylaws (the “Restated Bylaws”) became effective.
     The following is a summary of the primary changes effected by the Restated Certificate:
Authorized Capital Stock

Second Amended and Restated
Certificate of Incorporation
Provides for total authorized stock of 325,000,300, which includes 300,000,300 shares of common stock, of which 300 shares are Class A Common Stock, par value $0.0001 per share (which are no longer outstanding), and 300,000,000 shares are Common Stock, par value $0.001 per share, and 25,000,000 shares of Preferred Stock, par value $0.0001 per share, of which 4,000,000 shares are Series D Convertible Preferred Stock and 500,000 shares are Series E Convertible Preferred Stock.
Third Amended and Restated Certificate of
Incorporation
Provides for two classes of capital stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares which the Company will be authorized to issue will be 1,100,000,000 shares. 1,000,000,000 shares will be Common Stock, par value $0.0001 per share and 100,000,000 shares will be Preferred Stock, par value $0.0001 per share.
All references to Class A Common Stock, Series D Preferred Stock and Series E Preferred Stock are deleted.

Amendment of Bylaws

Second Amended and Restated	Third Amended and Restated Certificate of
Certificate of Incorporation	Incorporation

Provides that the directors can amend the Company’s Bylaws upon the affirmative vote of a majority of the directors then serving, and that stockholders can amend the Company’s Bylaws upon the affirmative vote of the holders of a majority of the aggregate votes that may be cast by the holders of the outstanding shares of capital stock then entitled to vote.
Provides that the directors can amend the Company’s Bylaws upon the affirmative vote of a majority of the directors then serving, and that the stockholders can amend the Company’s Bylaws upon the affirmative vote of the holders of shares having 66 2/3% of the aggregate votes underlying the outstanding shares of capital stock then entitled to vote.

Classified Board of Directors

Second Amended and Restated	Third Amended and Restated Certificate of
Certificate of Incorporation	Incorporation

Does not provide for a classified Board of Directors.	Provides that the directors, other than those that may be elected by the holder of any series of Preferred Stock, are divided into three classes: Class I, Class II and Class III. Each director serves for a term ending on the third annual meeting of stockholders following the annual meeting of stockholders at which that director was elected.
Meetings of Stockholders

Second Amended and Restated	Third Amended and Restated Certificate of
Certificate of Incorporation	Incorporation

Provides for meetings of stockholders as the Bylaws may provide.	References the advance notice requirements in the Restated Bylaws (as discussed below). Additionally, the articles now prohibit stockholder action by written consent.
Amendments to the Company’s Certificate of Incorporation

Second Amended and Restated	Third Amended and Restated Certificate of
Certificate of Incorporation	Incorporation

Provides that any provision of the Second Amended and Restated Certificate of Incorporation may not be amended, altered, changed or repealed without both (1) the affirmative vote of at least a majority of the directors then serving and (2) the affirmative vote of the holders of shares having at least a majority of the aggregate votes underlying the outstanding shares of capital stock then entitled to vote thereon.
Provides that certain provisions of the Restated Certificate may not be amended, altered, changed, repealed or adopted without the affirmative vote of the holders of record of outstanding shares representing at least 75% of the voting power of all of the shares of capital stock of the Company then entitled to vote generally in the election of the Board of Directors, voting together as a single class, unless such amendment is adopted or authorized by the Board of Directors by the affirmative vote of at least 75% of all of the members of the Board of Directors.
     In addition to the principal amendments to the Restated Certificate summarized above, certain other updates and clarifying changes have been made, as well as changes required as a result of amendments proposed with respect to the Restated Bylaws, as discussed below.

     The following is a summary of the primary changes effected by the Restated Bylaws:
Calling Special Stockholder Meetings

Second Amended and Restated Bylaws	Third Amended and Restated Bylaws

Provides that special meetings of stockholders may be called by the president of the Company and must be called at the request of a majority of the Board of Directors or stockholders.	Provides that special meetings of stockholders may be called by the president of the Company and must be called at the request of a majority of the Board of Directors.
Advance Notice Provisions for Director Nominations

Second Amended and Restated Bylaws	Third Amended and Restated Bylaws

No provisions.	Requires that director nominations, other than those made by the Board of Directors, must be preceded by notification in writing received by the Secretary of the Company not less than 20 days nor more than 60 days prior to any meeting of stockholders called for the election of directors.
Advance Notice Provisions for Conducting Business

Second Amended and Restated Bylaws	Third Amended and Restated Bylaws

No provisions.	Requires that for business to be properly brought before any meeting, a stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the Company’s principal executive offices not less than 20 days nor more than 60 days prior to the date of the meeting.
Stockholder Action Without a Meeting

Second Amended and Restated Bylaws	Third Amended and Restated Bylaws

Permits action by written consent of the stockholders.	Prohibits the stockholders of the Company from taking action by written consent without a meeting.

FCC Eligibility of Directors and Shareholders

Second Amended and Restated Bylaws	Third Amended and Restated Bylaws

No current provisions.	Provides that the Company may obtain certain information from the Company’s directors and stockholders to establish that the directors and stockholders are eligible to be directors and stockholders of the Company under applicable Federal Communications Commission rules and regulations.
Indemnification

Second Amended and Restated Bylaws	Third Amended and Restated Bylaws

Provide for indemnification of directors.	No indemnification provisions. (Indemnification provisions are contained in the Restated Certificate)
     In addition to the principal amendments to the Restated Bylaws summarized above, certain other updates and clarifying changes have been made, as well as changes required as a result of amendments proposed with respect to the Restated Certificate, as discussed above.
     On December 6, 2006, the board of directors of the Company approved filing the Restated Certificate and effectuating the Restated Bylaws upon consummation of the Offering. On February 19, 2007, the Company’s stockholders approved filing the Restated Certificate and effectuating the Restated Bylaws upon consummation of the Offering.
     A copy of the Restated Certificate is filed as Exhibit 3.1 to this Current Report. A copy of the Restated Bylaws is filed as Exhibit 3.2 to this Current Report.
Item 8.01. Other Events.
     On April 23, 2007, the underwriters of the Offering of the Company’s Common Stock exercised in full the over-allotment option to purchase 7,500,000 additional shares of Common Stock from the selling stockholders in the Offering at a purchase price of $21.919 per share (the offering price to the public of $23.00 per share minus the underwriters’ discount).
     On April 24, 2007, the Company closed the Offering, consisting of 57,500,000 shares of Common Stock, which included the underwriter’s over-allotment option of 7,500,000 shares of Common Stock. Of the 57,500,000 shares of Common Stock sold to the underwriters in the Offering, 37,500,000 shares were sold by the Company and 20,000,000 shares were sold by the selling stockholders.
     The information contained in this Item 8.01 will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

EXHIBIT
NUMBER		DESCRIPTION

3.1	—	Third Amended and Restated Certificate of Incorporation of MetroPCS Communications, Inc.

3.2	—	Third Amended and Restated Bylaws of MetroPCS Communications, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METROPCS COMMUNICATIONS, INC.

Date: April 27, 2007	By:	/s/ J. Braxton Carter

J. Braxton Carter
Senior Vice President and CFO